July 8, 1996



VIA HAND DELIVERY

Mr. Kyle Hauberg
Katten Muchin & Zavis
525 W. Monroe Street
Suite 1600
Chicago, IL 60661-3693

Re:  Purchase of Brighton Townhomes

Dear Kyle:

This letter will confirm that my client, Security Capital Pacific Trust, intends to exercise its right under the Agreement of Sale to extend the closing date to August 16, 1996.

An additional $25,000 earnest money will be deposited on July 10, 1996, in accordance with the terms of the amended Agreement of Sale.

Please feel free to call me if you have any questions about this letter.

                                   Sincerely,



                                   /s/ Jack Edelbrock


JE/jv
cc:  Tony Arnest
     Alan Lieberman
     Daniel Perlman
     Mark Petersen
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Mr. Kyle Hauberg
July 8, 1996
Page 2


Anthony R. Arnest
Security Capital Group Incorporated
125 Lincoln Avenue
Santa Fe, New Mexico 87501
Fax: (505) 820-0643

Alan Lieberman
The Balcor Company
Bannockburn Lake Office Plaza
2355 Waukegan Road, Suite A200
Bannockburn, IL 60015
Fax: (708) 317-4462

Mark Petersen
Security Capital Group Incorporated
330 112th Ave N.E.
Suite 201
Bellevue, Washington 98004
Fax:  451-2692

Daniel Perlman, Esq.
Katten Muchin & Zavis
525 W. Monroe Street, Suite 1600
Chicago, IL 60661-3693
Fax: (312) 902-1061
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